Securities Act Registration No. 333-27581
                                       Investment Company Act Reg. No. 811-08219
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           ---------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       |X|

                         Pre-Effective Amendment No. __                  [ ]

                       Post-Effective Amendment No. 4                    |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|

                               Amendment No. 5 |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------

                             THE THURLOW FUNDS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                           3212 Jefferson Street, #416
                             Napa, California                      94558
               -----------------------------------------           -----
               (Address of Principal Executive Offices)         (Zip Code)

                                 (888) 848-7569
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                                    Copy to:

Thomas F. Thurlow                                   Richard L. Teigen
The Thurlow Funds, Inc.                             Foley & Lardner
3212 Jefferson Street, #416                         777 East Wisconsin Avenue
Napa, California  94558                             Milwaukee, Wisconsin 53202
-----------------------------------------           --------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

         [ ]    immediately upon filing pursuant to paragraph (b)

         |X|    on October 31, 2000 pursuant to paragraph (b)

         [ ]    60 days after filing pursuant to paragraph (a)(1)

         [ ]    on (date) pursuant to paragraph (a)(1)

         [ ]    75 days after filing pursuant to paragraph (a)(2)

         [ ]    on  (date)  pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                       THE
                                     THURLOW
                                     GROWTH
                                      FUND



                                   PROSPECTUS



                              [THURLOW FUNDS LOGO]

[PHOTO OF THOMAS F. THURLOW]                                      Welcome to The
                                                                  Thurlow Funds!


Dear Investor,

     Thank you for your interest in The Thurlow Growth Fund. The stock market is entering a very tricky investment period, and individual investors are finding that it is becoming more difficult to find satisfactory investments without much research time and even a little luck.

     By investing in The Thurlow Growth Fund, you will have a professional money manager making your investment decisions for you, putting your money to work in a very diversified list of primarily domestic stocks.

     The Thurlow Growth Fund utilizes a middle-downtm approach to investing. In this approach, the fund invests in stocks that are in undervalued sectors of the stock market, or in sectors that have strong upward momentum.

     The Thurlow Growth Fund is a new, smaller fund. I believe that a smaller, more agile mutual fund has a distinct advantage over larger, bloated mutual funds that are too big to take advantage of exciting market opportunities.

     This brochure contains everything you need to become an investor in The Thurlow Growth Fund. Once you read the prospectus, simply fill out the application and include your initial investment in the enclosed envelope. Other ways to begin your account are also listed in the prospectus.

     Should you have any questions about your investment, please contact one of our account representatives toll-free at 1-888-HURLOW (848-7569). I am excited about working with you as an investor in The Thurlow Growth Fund.

Sincerely,

/s/ Thomas F. Thurlow

Thomas F. Thurlow, Portfolio Manager

PS: Don't forget to leave us your e-mail address, so that we can include you in our list of recipients of my free market letters, which include our near-term views of the stock market, and commentary on individuals stocks.

                                              not a prospectus page

Prospectus October 31, 2000

THE THURLOW GROWTH FUND
The Thurlow Funds, Inc.
3212 Jefferson Street, #416
Napa, California 94558
1-888-848-7569


     An aggressive growth mutual fund seeking capital appreciation.

     Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Thurlow Growth Fund invests and the services it offers to shareholders.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


Questions Every Investor Should Ask Before Investing in The
  Thurlow Growth Fund......................................................... 3

Fees and Expenses............................................................. 7

Investment Objective and Strategies........................................... 9

Management of the Fund........................................................10

Determining Net Asset Value...................................................10

Purchasing Shares.............................................................11

Redeeming Shares..............................................................14

Dividends, Distributions and Taxes............................................17

Financial Highlights..........................................................18

QUESTIONS EVERY INVESTOR SHOULD
ASK BEFORE INVESTING IN THE
THURLOW GROWTH FUND

1.   WHAT IS THE FUND'S GOAL?

The Thurlow Growth Fund seeks capital appreciation.


2.   WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily in common stocks of U.S. companies. The Fund invests in companies of all sizes, including smaller capitalization companies. The Fund also invests in call options on securities and stock indices. When the Fund invests in call options, it is with the objective of obtaining capital appreciation not hedging its portfolio. The Fund generally utilizes a "middle-down"(TM) approach to selecting stocks. The Fund also considers a number of technical factors and may, when it believes appropriate, take a temporary defensive position and invest substantially all of its assets in money market instruments. The Fund's investment adviser actively trades the Fund's portfolio. The Fund will sell a stock if it finds a better investment, when taking a temporary defensive position or if the company's fundamentals deteriorate. The Fund's annual portfolio turnover rate generally will exceed 100%.


3.   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

     o MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

     o OPTION INVESTING RISK: If the Fund purchases an option and the price of the underlying stock or index moves in the wrong direction, the Fund will lose most or all of the amount the Fund paid for the option, plus commission costs. Since the Fund invests in options with the objective of obtaining capital appreciation not hedging its portfolio, any losses it incurs when investing in options is unlikely to be offset by gains elsewhere in its portfolio. Also there may be times when a market for the Fund's outstanding options does not exist.

     o ASSET ALLOCATION RISK: The Fund may take temporary defensive positions and invest substantially all of its assets in cash. The Fund's relative performance would suffer if only a small portion of the Fund's assets were invested in stocks or call options during a significant stock market advance, and its absolute performance would suffer if a major portion of its assets were invested in stocks or call options during a market decline.

     o HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distribution to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

     o SMALLER CAPITALIZATION COMPANIES RISK: Many of the companies in which the Fund invests are smaller capitalization companies (i.e., companies with a market capitalization of $2 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the Fund's investment adviser to sell securities of smaller capitalization companies at quoted market prices.

     Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compares to the performance of the Standard & Poor's Composite Index of 500 Stocks and the Nasdaq Composite Index. Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                            The Thurlow Growth Funds
                        (Total return per calendar year)


                                   [BAR CHART]


                               1998           1999
                               ----           ----

                              43.34%         213.21%


--------------------------------------------------------------------------------
Note: During the two year period shown on the bar chart, the Fund's highest total return for a quarter was 89.56% (quarter ended December 31, 1999) and the lowest total return for a quarter was --11.22% (quarter ended September 30, 1998).


     The Fund's 2000 year to date total return is -24.83% (January 1, 2000 through the quarter ended September 30, 2000).


       Average Annual Total Returns                         Since the inception
       (for the periods ending                                 of the Fund
       December 31, 1999)                        Past Year   (August 8, 1997)
       ---------------------------------------   ---------  -------------------

       The Thurlow Growth Fund................     213.21%         71.90%
       S&P 500*...............................      19.53%         19.89%
       Nasdaq Composite**.....................      85.59%         45.32%


--------------------------------------------------------------------------------
* The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.

** The Nasdaq Composite Index is a capitalization-weighted index consisting of stocks trading on the Nasdaq Stock Market. Although it includes many small capitalization stocks, it is heavily influenced by the 100 largest Nasdaq stocks.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases (as a Percentage of offering price)       No Sales Charge
Maximum Deferred Sales Charge (Load)                           No Deferred Sales
                                                               Charge
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Distributions              No Sales Charge
Redemption Fee                                                 None*
Exchange Fee                                                   None
--------------------------------------------------------------------------------

* Our transfer agent charges a fee of $20.00 for each wire redemption.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                                        1.90%(1)
Distribution and/or Service (12b-1) Fees                               0.00%(1)
Other Expenses                                                         0.00%(1)
Total Annual Fund Operating Expenses                                   1.90%(1)
--------------------------------------------------------------------------------
(1) The expense information has been restated to reflect current fees as if they had been in effect during the fiscal year ended June 30, 2000. Effective July 1, 2000 the Fund pays the investment adviser an annual investment advisory fee equal to 1.90% of the Fund's average net assets, and the Fund's investment adviser bears all expenses of the Fund except the investment advisory fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary litigation expenses). For the fiscal year ended June 30, 2000 Management Fees, Distribution and/or Service (12b-1) Fees, Other Expenses and Total Annual Fund Operating Expenses were $1.25%, 0.25%, 2.90% and 4.40%, respectively.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1 Year.......................................................  $   193
     3 Years......................................................  $   597
     5 Years......................................................  $ 1,026
     10 Years.....................................................  $ 2,222

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund's investment objective is capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money.

     The Fund invests primarily in common stocks of U.S. companies utilizing a "middle-down" investment approach. In middle-down analysis, the Fund focuses on a sector of the stock market it believes is either undervalued or is gaining momentum in the upward share prices of its components. Within such a sector, the Fund then focuses on company-specific variables such as competitive industry dynamics, market leadership, proprietary products and services, and management expertise, as well as on financial characteristics, such as return on sales and equity, debt/equity ratios, earnings and cash flow. Middle-down investing does not fit into a "style" box. At different times or even at the same time, it can lead to the Fund investing in "growth" stocks, "value" stocks and stocks of any size market capitalization.

     The Fund also considers a number of technical factors and may, when it believes appropriate, take a temporary defensive position. This means the Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper and commercial paper master notes, certificates of deposit of U.S. banks, repurchase agreements and money market mutual funds). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

     The Fund may buy put and call options on securities (including long- term options or "LEAPs") and stock indexes. The Fund will more frequently buy call options than put options. However, when the Fund believes a temporary defensive position is appropriate, it may buy put options in an effort to realize capital appreciation in a declining market.


MANAGEMENT OF THE FUND

Thurlow Capital Management, Inc. (the "Adviser") is the investment adviser to the Fund. The Adviser's address is:

                           3212 Jefferson Street, #416
                           Napa, California 94558

     The Adviser has been in business since 1997 and has been the Fund's only investment adviser. The Fund is the Adviser's only client. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. All of the decisions it makes concerning the securities to buy and sell for the Fund are made by the Fund's portfolio manager, Thomas F. Thurlow. Mr. Thurlow has been Chairman and Chief Executive Officer of the Adviser since 1997. Mr. Thurlow is an attorney, former prosecutor and founder and associate of the law firm of Thurlow & Hearn, an association of attorneys. He has been practicing law since 1989. The Fund pays the Adviser an annual investment advisory fee equal to 1.90% of its average net assets. In addition to providing investment advisory services to the Fund, the Advisor bears all expenses of the Fund, except the investment advisory fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary litigation expenses).

DETERMINING NET ASSET VALUE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

1.   Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums:

     a.   New accounts

      o   Automatic Investment Plan.............................. $      500
      o   Retirement Accounts.................................... $      500
      o   All other accounts..................................... $     1000

     b.   Existing accounts

      o   Dividend reinvestment.................................. No Minimum
      o   All accounts (by mail)................................. $      100
      o   All accounts (by wire transfer)........................ $      500

3. Complete an Account Application, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. If you have any questions or need applications or forms, please call 1-888-848-7569. (press option "3" for questions; press option "2" to obtain applications or forms)

4. Make your check payable to The Thurlow Growth Fund. All checks must be drawn on U.S. banks. The Fund will not accept cash or third party checks. Mutual Shareholder Services, Inc., the Fund's transfer agent, will charge a $20 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

     5. Send the application and check by first class mail, express mail or overnight delivery service to:

                                         Thurlow Growth Fund
                                         c/o Mutual Shareholder Services
                                         1301 East Ninth Street, Suite 1005
                                         Cleveland, OH 44114-1800

Please call 1-888-848-7569 (and press option "3") prior to wiring funds for information for setting up an account, if necessary, and in any event, to alert the Fund that a wire is being sent. You should wire funds to:

     Fifth Third Bank, N.A.
     ABA #042000314
     For credit to: Thurlow Growth Fund
     Account #729-74541
     For Further Credit to:
     Shareholder Account Name:_____________________________________
     Shareholder Account Number:____________________________________
     Shareholder SSN or TIN:________________________________________

     Please remember that Fifth Third Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and Fifth Third Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

     The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as investment alternatives in the programs they offer or administer. Servicing agents may:

     o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirements.

     o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

     o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

     o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     o Be authorized to accept purchase orders on behalf of the Fund. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

The Fund may reject any Account Application for any reason. The Fund will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

     The Fund will not issue certificates evidencing shares purchased, but will send investors a written confirmation for all purchases of shares.

     The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:

     o    Traditional IRA

     o    Roth IRA

     o    Education IRA

     o    SEP-IRA

     Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-888-848-7569 (and press option "3"). The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

1.   Prepare a letter of instruction containing:

     o    account number(s)

     o    the amount of money or number of shares being redeemed

     o    the name(s) on the account

     o    daytime phone number

     o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, Mutual Shareholder Services, in advance, at 1-888-848-7569 (and press option "3") if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

     o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

     o The redemption proceeds are to be sent to an address other than the address of record

     o The redemption request exceeds $25,000

     A notarized signature is not an acceptable substitute for a signature guarantee.

4. Send the letter of instruction by first class mail, express mail or overnight delivery service to:

                                       Thurlow Growth Fund
                                       c/o Mutual Shareholder Services
                                       1301 East Ninth Street, Suite 1005
                                       Cleveland, OH 44114-1800

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

1. Instruct Mutual Shareholder Services that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Account Application. If you have already opened an account, you may write to Mutual Shareholder Services requesting this option. When you do so, please sign the request exactly as your account is registered and have the signatures guaranteed. Shares held in retirement plans cannot be redeemed by telephone.

2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

3. Call Mutual Shareholder Services at 1-888-848-7569 (and press option "3"). Please do not call the Fund or the Adviser.

4.   Telephone redemptions must be in amounts of $1,000 or more.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:

     o Mutual Shareholder Services receives your written request in proper form with all required information.

     o Mutual Shareholder Services receives your authorized telephone request with all required information.

     o A Servicing Agent that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

     o For those shareholders who redeem shares by mail, Mutual Shareholder Services will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

     o For those shareholders who redeem by telephone, Mutual Shareholder Services will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by wire. Mutual Shareholder Services generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct Mutual Shareholder Services to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

     o For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Fund, shareholders should consider the following:

     o    The redemption may result in a taxable gain.

     o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

     o The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

     o If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

     o Mutual Shareholder Services will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

     o The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and Mutual Shareholder Services may modify or terminate its procedures for telephone redemptions at any time. Neither the Fund nor Mutual Shareholder Services will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact Mutual Shareholder Services by telephone, he or she should make a redemption request in writing in the manner described earlier.

     o Mutual Shareholder Services currently charges a fee of $20 when transferring redemption proceeds to your designated bank account by wire.

     o If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

     o The Fund may pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than with cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund distributes substantially all of its net investment income, if any, quarterly in March, June, September and December, and substantially all of its capital gains annually in September and/or December. You have two distribution options:

     o Automatic Reinvestment -- Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o All Cash Option -- Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Account Application. You may change your election by writing to Mutual Shareholder Services or by calling 1-888-848-7569 (and press option "3").

     The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited. The report of Baird, Kurtz & Dobson, along with the Fund's financial statements, are included in the Annual Report which is available upon request. Information prior to the fiscal year ended June 30, 1999 was audited by Arthur Andersen LLP.

THE THURLOW GROWTH FUND

                                                                         Year         Year       8/8/97(1)
                                                                         Ended        Ended      Through
                                                                        6/30/00      6/30/99     6/30/98
                                                                      ---------    ---------    ---------
PER SHARE DATA:
Net asset value, beginning of period.............................     $  20.63     $    9.09    $  10.00
Income (loss) from investment operations:
  Net investment loss............................................        (0.29)        (0.17)      (0.07)
  Net realized and unrealized gain (loss) on investments.........         5.81         11.71       (0.84)
                                                                      --------     ---------    --------
Total gain (loss) from investment operations.....................         5.52         11.54       (0.91)
                                                                      --------     ---------    --------
Distributions:
  Distributions from capital gains...............................        (3.29)        (0.00)      (0.00)
                                                                      --------     ---------    --------
Net asset value, end of period...................................     $  22.86     $   20.63    $   9.09
                                                                      --------     ---------    --------
TOTAL INVESTMENT RETURN..........................................        55.61%       126.95%      (9.10)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s).................................     $  9,529      $  2,098     $   433
Ratio of expenses to average net assets:
  Before expense reimbursement...................................         4.40%        12.85%      39.47%(3)
  After expense reimbursement....................................         1.95%         1.95%       1.95%(3)
Ratio of net investment income (loss) to average net assets:
  Before expense reimbursement...................................        (3.66)%      (12.19)%    (38.75)%(3)
  After expense reimbursement....................................        (1.26)%       (1.24)%     (1.23)%(3)
Portfolio turnover rate..........................................         951%         1101%         409%

----------------------------------------------------------------------------------------------------------------
(1) Commencement of Operations
(2) Not annualized
(3) Annualized

     To learn more about The Thurlow Growth Fund you may want to read The Thurlow Growth Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Thurlow Growth Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about The Thurlow Growth Fund's investments by reading The Thurlow Growth Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of The Thurlow Growth Fund during its last fiscal year.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-888-848-7569 (and press option "2").

     Prospective investors and shareholders who have questions about The Thurlow Growth Fund may also call the above number or write to the following address:

                             The Thurlow Growth Fund
                             3212 Jefferson Street, #416
                             Napa, California 94558

     The general public can review and copy information about The Thurlow Growth Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about The Thurlow Growth Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address publicinfo@sec.gov. or by writing to:

                            Public Reference Section
                            Securities and Exchange Commission
                            Washington, D.C. 20549-6009

     Please refer to The Thurlow Growth Fund's Investment Company Act File No. 811-08219 when seeking information about The Thurlow Growth Fund from the Securities and Exchange Commission.

Investment Advisor and fund Administrator:

     Thurlow Capital Management, Inc.
     3212 Jefferson Street, #416
     Napa, CA 94558

Transfer Agent, Dividend Paying Agent and
Shareholder Servicing Agent:

     Mutual Shareholder Services
     1301 East Ninth Street, Suite 1005
     Cleveland, OH 44114-1800

Custodian:

     Fifth Third Bank
     38 Fountain Square Plaza
     Cincinnati, OH 45263

Legal Counsel:

     Foley & Lardner
     777 East Wisconsin Avenue
     Milwaukee, WI 53202-5367

Independent Auditors:

     Baird, Kurtz & Dobson
     Twelve Wyandotte Plaza
     120 West 12th Street
     Kansas City, MO 64105-1936

                             THE THURLOW FUNDS, INC.


                         c/o Mutual Shareholder Services
                             1301 East Ninth Street
                                   Suite 1005
                            Cleveland, OH 44114-1800





                              [THURLOW FUNDS LOGO]

STATEMENT OF ADDITIONAL INFORMATION                            October 31, 2000
             FOR
THE THURLOW GROWTH FUND


                             THE THURLOW FUNDS, INC.
                           3212 Jefferson Street, #416
                             Napa, California 94558


          This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Thurlow Funds, Inc., dated October 31, 2000 (the "Prospectus"), for The Thurlow Growth Fund. Requests for copies of the Prospectus should be made by writing to The Thurlow Funds, Inc., 3212 Jefferson Street, #416, Napa, California 94558, Attention: Secretary or by calling 1-888-848-7569.

          The following financial statements are incorporated by reference to the Annual Report, dated June 30, 2000 of The Thurlow Funds, Inc. (File No. 811-08219) for The Thurlow Growth Fund as filed with the Securities and Exchange Commission on August 31, 2000:

          o    Statement of Net Assets

          o    Statement of Assets and Liabilities

          o    Statement of Operations

          o    Statements of Changes in Net Assets

          o    Financial Highlights

          o    Notes to the Financial Statements

          o    Independent Accountants' Report

                             THE THURLOW FUNDS, INC.

                                Table of Contents
                                -----------------
                                                                        Page No.
                                                                        -------

GENERAL INFORMATION AND HISTORY..............................................1

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT CONSIDERATIONS....................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION...................................10

PRINCIPAL SHAREHOLDERS......................................................13

INVESTMENT ADVISER, CUSTODIAN, TRANSFER AGENT AND ACCOUNTING
SERVICES AGENT..............................................................13

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE............................17

DISTRIBUTION OF SHARES......................................................19

REDEMPTION OF SHARES........................................................20

ALLOCATION OF PORTFOLIO BROKERAGE...........................................20

TAXES.......................................................................22

SHAREHOLDER MEETINGS........................................................23

CAPITAL STRUCTURE...........................................................24

DESCRIPTION OF SECURITIES RATINGS...........................................25

INDEPENDENT ACCOUNTANTS.....................................................29


          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by The Thurlow Funds, Inc.

          This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY

          The Thurlow Funds, Inc., a Maryland corporation incorporated on April 30, 1997 (the "Corporation"), is an open-end management investment company consisting of one diversified portfolio, The Thurlow Growth Fund (the "Fund"). The Corporation is registered under the Investment Company Act of 1940 (the "Act").

                             INVESTMENT RESTRICTIONS

          The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

          1. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may borrow money to the extent set forth in investment restriction no. 4.

          2. The Fund may sell securities short to the extent permitted by the Act.

          3. The Fund may write put and call options to the extent permitted by the Act.

          4. The Fund may borrow money or issue senior securities to the extent permitted by the Act.

          5. The Fund may pledge or hypothecate its assets to secure its borrowings.

          6. The Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities, unless such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and provided that no such loan will be made if upon making of such loan more than 30% of the value of the Fund's total assets would be subject to such loans.

          7. The Fund will not make investments for the purpose of exercising control or management of any company.

          8. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

          9. The Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Fund will use the current Directory of Companies Filing Annual Reports with the Securities and Exchange Commission except to the extent permitted by the Act.

          10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

          11. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

          12. The Fund will not purchase or sell commodities or commodity contracts, including futures contracts.

          The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

          1. The Fund will not invest more than 10% of the value of its net assets in illiquid securities.

          2. The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and
(c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

          3. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser, without authorization of the Corporation's Board of Directors.

          4. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

          The Prospectus describes the Fund's principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.

Money Market Instruments

          The money market instruments in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, commercial paper rated A-2 or better by Standard & Poor's Corporation or Prime-2 or better by Moody's Investors Service, Inc., commercial paper master notes, certificates of deposit of U.S. banks having capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, in excess of $100,000,000, money market mutual funds and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's investment adviser (the "Adviser") will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

          Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          When the Fund invests in securities of money market mutual funds, in addition to the advisory fees and other expenses the Fund bears directly in connection with its operations, as a shareholder of another investment company, the Fund would bear its pro rata share of the other investment company's advisory fees and other expenses. Such fees and other expenses will be borne indirectly by the Fund's shareholders.

U.S. Government Securities

          The Fund invests only in U.S. government securities that are backed by the full faith and credit of the U.S. Treasury. Yields on such securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund's portfolio of investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Fund's portfolio of investments in these securities.

Zero Coupon Treasury Securities

          The Fund may invest in zero coupon treasury securities which consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the Federal Reserve Bank. A zero coupon treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently. The Fund also may invest in U.S. treasury securities that have been stripped of their unmatured interest coupons by dealers. Dealers deposit such stripped U.S. treasury securities with custodians for safekeeping and then separately sell the principal and interest payments generated by the security.

Foreign Securities

          The Fund may invest in common stocks of foreign issuers which are publicly traded on U.S. exchanges or in the U.S. over-the-counter market directly or in the form of American Depository Receipts ("ADRs"). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by foreign corporations. Such securities involve risks that are different from those of domestic issuers. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

Illiquid Securities

          The Fund may invest up to 10% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 10% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments);
(iii) the availability of market quotations; and (iv) other permissible factors.

          Restricted securities may be sold in private negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

Warrants

          The Fund also may invest up to 5% of its net assets in warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specific price during a specified period of time. Warrants have no dividend or voting rights. The 5% limitation does not include warrants acquired by the Fund in units or attached to other securities. The Fund will invest in warrants to participate in an anticipated increase in the market value of the underlying security without having to purchase the security to which the warrants relate. The purchase of warrants involves the risk that the Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Borrowing to Purchase Securities (Leverage)

          The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund when it leverages its investments will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings, which may fluctuate with changing market rates of interest, may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Adviser believes that the Fund's investment objective would be furthered by increasing the Fund's investments in common stocks.

          As required by the Act, the Fund may borrow money only from banks and only if, immediately after the borrowing, the Fund maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, for any reason, (including adverse market conditions) the Fund fails to meet the 300% coverage test, the Fund will be required to reduce the amount of its borrowings within three business days to the extent necessary to meet this test. This requirement may make it necessary for the Fund to sell a portion of its portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

          In addition to the foregoing, the Fund is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Short Sales

          The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

          No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

Lending of Portfolio Securities

          In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities that have been loaned, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

          The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

High Yield Convertible Securities

          The Fund may invest up to 5% of its net assets in high yield, high risk, lower-rated convertible securities, commonly known as "junk bonds." These convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Investments in such securities are subject to the risk factors outlined below.

          The market for high yield convertible securities is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield convertible securities and their markets, as well as on the ability of securities' issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield convertible securities may be of low creditworthiness and the high yield convertible securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield convertible securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

          The prices of high yield convertible securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield convertible securities and the Fund's net asset value. Yields on high yield convertible securities will fluctuate over time. Furthermore, in the case of high yield convertible securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

          The secondary market for high yield convertible securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately high yield convertible securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield convertible securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

          Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

          Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield convertible securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser should monitor the issuers of high-yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield convertible securities, the achievement of its investment objective may be more dependent, on its own credit analysis than is the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed. However, the Adviser expects to sell promptly any convertible debt security that falls below a B rating quality.

Options on Securities and Index Option Transactions

          When buying a put option on a security, the Fund has the right in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. When buying a call option on a security, the Fund has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. If a put or a call option which the Fund has purchased expires unexercised, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

          A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon the exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option multiplied by a specified dollar multiple. All settlements of index option transactions are in cash.

          When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the Fund may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the Fund. The Fund will not enter into an index option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the Fund's custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

          When the Fund wishes to terminate the Fund's obligation with respect to an option it has written, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer's position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the Fund is the holder of an option, it may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

          Exchanges generally have established limitations governing the maximum number of call or put options on the same index which may be bought or written
(sold) by a
single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

          Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks. Additionally, trading in index options requires different skills and techniques than those required for predicting changes in individual stocks.

Portfolio Turnover

          The Fund's annual portfolio turnover rate was substantially higher during the fiscal years ended June 30, 2000 and June 30, 1999 than the fiscal period ended June 30, 1998. The higher portfolio turnover rate was largely due to the fact the Fund took defensive positions more frequently during the fiscal years ended June 30, 2000 and 1999. Whether or not the Fund takes defensive positions is largely dependent on the Adviser's belief as to the best way to respond to perceived volatility in the stock market.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

          As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, address, principal occupations during the past five years and other information with respect to each of the directors and officers of the Corporation are as follows:

TAMARA THURLOW FIELD*                  Age 36
--------------------

200 Yorkview Road
Yorktown, Virginia  23692
(A DIRECTOR OF THE CORPORATION)

          Ms. Field is the founder, President and Chief Executive Officer of Apollo Hosting, a web hosting business. Ms. Field has held these positions since 1996. Prior to 1996, Ms. Field was self-employed. Ms. Field is the sister of Mr. Thurlow.


------------------
     * Mr. Thurlow, Ms. Hearn, Ms. Field and Ms. Rosendahl are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

MARTINA HEARN*                         Age 44
-------------

3212 Jefferson Street, #416
Napa, California  94558
(VICE PRESIDENT, SECRETARY AND A DIRECTOR OF THE CORPORATION)

          Ms. Hearn is an associate of the law firm of Thurlow & Hearn, an association of attorneys. Ms. Hearn has been practicing law since 1989. Ms. Hearn is the wife of Thomas F. Thurlow.

NATASHA L. MCREE                       Age 29
----------------

3105 Grimes Ranch Road
Austin, Texas  78732
(A DIRECTOR OF THE CORPORATION)

          Ms. McRee is a marketer with the firm of GSDNM Advertising and has been employed with this firm since September 1996. From August 1995 to August 1996, Ms. McRee was employed with Rives Carlberg Advertising as a marketing consultant. Ms. McRee is the wife of Robert C. McRee.

ROBERT C. MCREE                        Age 29
---------------

3105 Grimes Ranch Road
Austin, Texas  78732
(A DIRECTOR OF THE CORPORATION)

          Mr. McRee is a marketer for Cyress Technologies Corporation, Inc. and has been employed with this firm since 1996. Prior to such time, Mr. McRee was employed by Slick 50 and attended college. Mr. McRee is the husband of Natasha
L. McRee.

CHRISTINE OWENS                        Age 35
---------------

965 E. El Camino
Sunnyvale, California  94087
(A DIRECTOR OF THE CORPORATION)

          Ms. Owens is a Business Solutions Manager at Interwoven, Inc., a provider of Web content management solutions. Ms. Owens is also the founder and principal officer of Market Quest, a market consulting company. From September 1993 to February 1998, Ms. Owens was the senior marketing manager of Sybase, a data base software company.

------------------
     * Mr. Thurlow, Ms. Hearn, Ms. Field and Ms. Rosendahl are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

STEPHANIE E. ROSENDAHL*                Age 34
----------------------

4101 Coleridge Street
Houston, Texas  77005
(A DIRECTOR OF THE CORPORATION)

          Ms. Rosendahl is an independent management consultant and has been self-employed since 1993. Ms. Rosendahl is the sister of Thomas F. Thurlow.

THOMAS F. THURLOW*                     Age 38
------------------

3212 Jefferson Street, #416
Napa, California  94558
(PRESIDENT, TREASURER AND A DIRECTOR OF THE CORPORATION)

          Mr. Thurlow is an attorney and founder and associate of the law firm Thurlow & Hearn, an association of attorneys. Mr. Thurlow has been practicing law since 1989. Mr. Thurlow is also the sole officer, director and shareholder of Thurlow Capital Management, Inc., an investment advisory firm, which he founded in 1997. Mr. Thurlow is the husband of Martina Hearn and the brother of Tamara Thurlow Field and Stephanie Rosendahl.

          The Corporation's standard method of compensating directors is to pay each director who is not an "interested person" of the Corporation a fee of $500 for each meeting of the Board of Directors attended.

                                                         COMPENSATION TABLE

                                                            Pension or                                      Total
                                     Aggregate          Retirement Benefits     Estimated Annual         Compensation
          Name of                  Compensation         Accrued as Part of        Benefits Upon        from Corporation
           Person                from Corporation          Fund Expenses           Retirement         Paid to Directors
           ------                ----------------          -------------           ----------         -----------------
Tamara Thurlow Field(1)                 $0                      $0                     $0                     $0

Martina Hearn                            0                       0                      0                     0

Robert C. McRee                          0                       0                      0                     0

Natasha G. McRee                         0                       0                      0                     0

Christine Owens(1)                       0                       0                      0                     0

Stephanie E. Rosendahl                   0                       0                      0                     0

Thomas F. Thurlow                        0                       0                      0                     0

------
(1) Ms. Field and Ms. Owens became directors on March 17, 2000.

------------------
     * Mr. Thurlow, Ms. Hearn, Ms. Field and Ms. Rosendahl are directors who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

          The Fund and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

                             PRINCIPAL SHAREHOLDERS

          Set forth below are the names and addresses of all holders of the Fund's shares who as of August 31, 2000 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Corporation as a group.

    Name and Address of Beneficial
    ------------------------------
            Owner                         Number of Shares  Percent of Class
            -----                         ----------------  ----------------

National Investors Services Corp.              42,526             10.00%
55 Water Street
New York, NY  10041*

Heida L. Thurlow                               21,666              5.10%
2030 W. Sam Houston Parkway N.
Houston, TX  77043

Officers and Directors as a Group              11,457              2.70%
(7 persons)

-----------------------------------
*All of the shares owned by National Investors Services Corp. were owned of record only.

                         INVESTMENT ADVISER, CUSTODIAN,
                  TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

          The investment adviser to the Fund is Thurlow Capital Management, Inc. (the "Adviser"). Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by Thomas F. Thurlow, its sole officer, director and shareholder.

          The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund. Under the Advisory Agreement, the Adviser, at its own expense and without separate reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all expenses of the Fund, except the Adviser's fee, all federal, state and local taxes, interest, brokerage commissions, reimbursement payments to securities lenders for dividend and interest payments on securities sold short and extraordinary items (including extraordinary litigation expenses). For the foregoing, the Adviser receives a monthly fee of 1/12th of 1.90% (1.90% per annum) of the daily net assets of the Fund.

          For fiscal years ending on or prior to June 30, 2000 the Fund paid the Adviser a monthly fee of 1/12th of 1.25% (1.25% per annum) of the daily net assets of the Fund. During such fiscal periods the only expenses of the Fund borne by the Adviser were sales and promotional expenses of the Fund not paid by the Fund pursuant to the Fund's Service and Distribution Plan then in effect. During such fiscal years, the Fund paid all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement, including, but not limited to, the professional costs of preparing, and the cost of printing, its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses in connection with portfolio transactions. The Fund also paid the fees of directors who were not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto. Effective July 1, 2000, all of such expenses will be borne by the Adviser.

          Pursuant to the Advisory Agreement in effect prior to July 1, 2000, the Adviser had undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceeded 3.00% of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Additionally, for the fiscal period ended June 30, 1998 and the fiscal years ended June 30, 1999 and 2000, the Adviser agreed to reimburse the Fund for annual operating expenses in excess of 1.95% of the Fund's average net assets for each such period. The Fund monitored its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeded the expense limitation, the Fund created an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee was reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. Effective July 1, 2000, if the Adviser fails to pay expenses of the Fund that it is obligated to pay, the Fund will create an account receivable from the Adviser for the amount of such unpaid expenses. In turn the Adviser's monthly fee will be reduced by the amount of such unpaid expenses.

          For services provided by the Adviser under the Advisory Agreement for the fiscal period ended June 30, 1998 and the fiscal years ended June 30, 1999 and 2000, the Fund paid the Adviser $3,611, $12,186 and $98,357, respectively. During the fiscal period ended June 30, 1998 and the fiscal years ended June 30, 1999 and 2000, the Adviser reimbursed the Fund $108,421, $109,985 and $184,631, respectively, for excess expenses.

          The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's shareholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

          The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

          From August 8, 1997 through March 31, 1999, the administrator to the Corporation was Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator relating to the Fund (the "Administration Agreement") the Administrator maintained the books, accounts and other documents required by the Act, responded to shareholder inquiries, prepared the Fund's financial statements and tax returns, prepared certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnished statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, kept and maintained the Fund's financial and accounting records and generally assisted in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund or the Company, furnished office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator received from the Fund a fee, paid monthly, at an annual rate of .06% of the first $200,000,000 of the Fund's average net assets, .05% of the next $500,000,000 of the Fund's average net assets, and .03% of the Fund's net assets in excess of $700,000,000. Notwithstanding the foregoing, the Administrator's minimum annual fee was $30,000. During the fiscal period ended June 30, 1998 and the period from July 1, 1998 through March 31, 1999, the Fund incurred fees of $27,440 and $22,338, respectively, payable to the Administrator pursuant to the Administration Agreement. Some of the services provided by the Administrator pursuant to the Administration Agreement are now provided by Mutual

Shareholder Services, Inc. ("MSS"), 1301 East Ninth Street, Suite 1005, Cleveland, Ohio 44114, pursuant to an Accounting Services Agreement discussed below. To the extent they are not, they are provided by the Adviser.

          The Fifth Third Bank, an Ohio banking trust, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, The Fifth Third Bank has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Fund concerning the Fund's operations. The Fifth Third Bank does not exercise any supervisory function over the purchase and sale of securities.

          MSS serves as transfer agent and dividend disbursing agent for the Fund under a Transfer Agent Agreement. As transfer and dividend disbursing agent, MSS has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

          From August 8, 1997 through March 31, 1999, pursuant to a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC, Firstar Mutual Fund Services, LLC maintained the financial accounts and records of the Fund and provided other accounting services to the Fund. For its accounting services, Firstar Mutual Fund Services, LLC received fees, payable monthly, based on the total annual rate of $22,000 for the first $40 million in average net assets of the Fund, .01% on the next $200 million of average net assets, and
 .005% on average net assets exceeding $240 million. Firstar Mutual Fund Services, LLC was reimbursed for certain out of pocket expenses, including pricing expenses. During the fiscal period ended June 30, 1998 and the period from July 1, 1998 through March 31, 1999, the Fund incurred fees of $20,367 and $17,678, respectively, payable to Firstar Mutual Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.

          Effective April 1, 1999 the Corporation entered into an Accounting Services Agreement with MSS. Pursuant to the Accounting Services Agreement, MSS calculates the daily net asset value of the Fund, maintains the financial accounts and records of the Fund and provides other accounting services to the Fund. For its accounting services, MSS receives an annual fee paid in monthly installments determined as follows:

                 Fund Net Assets                      Yearly Fee
                 ---------------                      ----------

          Less than $25,000,000                         $21,000

          $25,000,000 to $50,000,000                    $30,500

          $50,000,000 to $75,000,000                    $36,250

                 Fund Net Assets                      Yearly Fee
                 ---------------                      ----------

          $75,000,000 to $100,000,000                   $42,000

          $100,000,000 to $125,000,000                  $47,750

          $125,000,000 to $150,000,000                  $53,500

          Greater than $150,000,000                     $59,250

MSS also provides a new client discount during the first year of the Accounting Services Agreement. During the period April 1, 1999 through June 30, 1999 and the fiscal year ended June 30, 2000, the Fund incurred fees of $2,738 and $27,772, respectively, payable to MSS pursuant to the Accounting Services Agreement.

                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

          The net asset value of the Fund is determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

          The Fund's net asset value per share is determined by dividing the total value of its investments and other assets less any liabilities, by the number of its outstanding shares. Common stocks that are listed on any national stock exchange or quoted on the Nasdaq Stock Market are valued at the last sale price on the date the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on any national stock exchange or the Nasdaq Stock Market but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which mature in more than 60 days are valued at the latest bid prices furnished by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Other assets and securities for which there are no readily available market quotations are valued at their fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.

          The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual total return. An average annual total return refers to the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. The Fund may also provide "aggregate" total return information for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in share price and assuming reinvestment of dividends and distributions).

          Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

          The foregoing computation may also be expressed by the following formula:

                                 P(1 + T)n = ERV

          P    =  a hypothetical initial payment of $1,000
          T    =  average annual total return
          n    =  number of years
          ERV  =  ending redeemable value of a
                  hypothetical $1,000 payment made at
                  the beginning of the stated periods at
                  the end of the stated periods

          The Fund's average annual total returns for the one-year period ended June 30, 2000 and for the period from the Fund's commencement of operations (August 8, 1997) through June 30, 2000 were 55.61% and 47.52%, respectively.

          Any reported performance results will be based on historical earnings and should not be considered as representative of the performance of the Fund in the future. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Morningstar, Inc., Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Morningstar, Inc. and Lipper Analytical Services, Inc. are independent services that each rank over 1,000 mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                             DISTRIBUTION OF SHARES

Service and Distribution Plan

          Prior to July 1, 2000 the Fund had in effect a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan authorized payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets. Payments made pursuant to the Plan were only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Fund could be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund as determined by the Board of Directors, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or other distributors, shareholder account servicing, production and dissemination of prospectuses and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity was one which the Fund was permitted to finance without a Plan, the Fund could also make payments to finance such activity outside of the Plan and not subject to its limitations.

          During the fiscal year ended June 30, 2000, the Fund incurred distribution fees of $19,671 pursuant to the Plan of which all were used to pay for printing of sales literature.

Automatic Investment Plan

          The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of Fund shares on a regular, convenient basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a pre-authorized amount on the shareholder's account on any date specified by the shareholder each month or calendar quarter and applies the amount to the purchase of Fund shares. If such date is a weekend or holiday, such purchase shall be made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automatic Clearing House ("ACH"). The Fund currently does not charge a fee for participating in the Automatic Investment Plan. the transfer agent, MSS, will impose a $20 fee if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the account application. Shareholders may change the date or amount of investments at any time by writing to or calling MSS at 1-888-848-7569. In the event an investor discontinues participation in the Automatic Investment Plan, the Fund reserves the right to redeem the investor's account involuntarily, upon 60 days notice, if the account value is $500 or less.

Retirement Plans

          The Fund offers the following retirement plans that may be funded with purchases of Fund shares and may allow investors to defer some of their income from taxes. A description of applicable service fees and certain limitations on contributions and withdrawals, as well as applications forms, are available from the Fund upon request. The IRA documents contain a disclosure statement that the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. The Fund recommends that investors consult with a competent financial and tax adviser before investing in the Fund through the retirement plans.

          Individual shareholders may establish their own tax-sheltered Individual Retirement Accounts ("IRA"). The Fund currently offers a prototype Traditional IRA plan, a prototype Roth IRA plan and a prototype Education IRA. There is currently no charge for establishing an IRA account although there is an annual maintenance fee. (See the applicable IRA Custodian Agreement and Disclosure Statement for a discussion of the annual maintenance fee, other fees associated with the account, eligibility requirements and related tax consequences.)

          The Fund also offers a prototype simplified employee pension ("SEP") plan for employers, including self-employed individuals, who wish to purchase shares of the Fund with tax-deductible contributions not exceeding annually for any one participant the lesser of $30,000 or 15% of earned income. Under the SEP plan, employer contributions are made directly to the IRA accounts of eligible participants.

                              REDEMPTION OF SHARES

          A shareholder's right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers and may allocate portfolio brokerage on that basis.

          In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

          During the fiscal year ended June 30, 2000, the Fund paid brokerage commissions of $100,896 on transactions having a total market value of $133,299,383. During such year the Fund paid commissions of $42,805 on transactions having a total market value of $79,350,427 to brokers who provided research services to the Adviser. During the fiscal year ended June 30, 1999, the Fund paid brokerage commissions of $56,194 on transactions having a total market value of $13,647,430. During the fiscal period ended June 30, 1998, the Fund paid brokerage commissions of $9,978 on transactions having a total market value of $2,515,844. Brokerage commissions were higher during the fiscal years ended June 30, 2000 and 1999 than the prior period because of the Fund's increased portfolio turnover rate and the increase in the Fund's average net assets.

                                      TAXES

          The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

          If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If the Fund enters into a closing transaction with respect to the option, any gain or loss realized by the Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security.

          With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock so acquired.

          The Fund may purchase or write options on stock indexes. Options on "broadbased" stock indexes are generally classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, nonequity options held by the Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the option will be increased or decreased to take into consideration the prior marked to market gains and losses.

          The Fund may acquire put options. Under the Code, put options on stocks are taxed similar to short sales. If the Fund owns the underlying stock or acquires the underlying stock before closing the option position, the option positions may be subject to certain modified short sale rules. If the Fund exercises or fails to exercise a put option the Fund will be considered to have closed a short sale. The Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If the

Fund sells the put option without exercising it, the holding period will be determined by looking at the holding period of the option.

          Dividends from the Fund's net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to shareholders as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the net investment company income taxable distributions made by the Fund.

          Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to the shareholder.

          Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

          The Maryland Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the Act.

          The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

          The Corporation's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to designate or redesignate any unissued shares with respect to such series. Currently the shares of the Fund are the only series of shares being offered by the Corporation. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Corporation's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares.

                        DESCRIPTION OF SECURITIES RATINGS

          The Fund may invest in commercial paper master notes assigned one of the two highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Services, Inc. ("Moody's"). The Fund also may invest in convertible securities assigned at least an investment grade by Standard & Poor's or Moody's (or unrated but deemed by the Adviser to be of comparable quality), and up to 5% of the Fund's assets may be invested in convertible securities rated below investment grade but rated at least B by Standard & Poor's or Moody's.

Commercial Paper Ratings

          A Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Funds may invest:

          "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

          "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

          "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Debt Ratings

          A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          2.   Nature of and provisions of the obligation.

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

          AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest an repay principal is extremely strong.

          AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

          A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB - Debt rated "BBB" is regard as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Speculative Grade

          Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-"rating.

          "B" - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-"rating.

          "CCC" - Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest an repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          "CC" - Debt rated "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          "C" - Debt rated "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          "CI" - The rating "CI" is reserved for income bonds on which no interest is being paid.

          "D" - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

          "Aaa" - Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation or protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in "Aaa" securities.

          "A" - Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

          "Baa" - Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba" - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          "B" - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          "Caa" - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          "Ca" - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          "C" - Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                             INDEPENDENT ACCOUNTANTS

                  Baird, Kurtz & Dobson, 120 West 12th Street, Kansas City, Missouri 64105-1936 serves as the independent accountants for the Fund. As such Baird, Kurtz & Dobson performs an audit of the Fund's financial statement and considers the Fund's internal control structure.

                                     PART C

                                OTHER INFORMATION
Item 24. Exhibits
         --------

          (a)       Registrant's Articles of Incorporation. (1)

          (b)       Registrant's By-Laws, as amended. (1)

          (c)       None

          (d) Investment Advisory Agreement with Thurlow Capital Management, Inc. relating to The Thurlow Growth Fund

          (e)       None

          (f)       None

          (g)       Custody Agreement with The Fifth Third Bank (2)

          (h)(i) Accounting Services Agreement with Mutual Shareholder Services, Inc. (2)

          (h)(ii) Transfer Agent Agreement with Mutual Shareholder Services, Inc. (2)

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of Baird, Kurtz & Dobson

          (k)       None

          (l)       Subscription Agreement. (1)

          (m)       None

          (n)       None

          (p) Code of Ethics of The Thurlow Funds, Inc. and Thurlow Capital Management, Inc.

-----------------------
(1) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on May 21, 1997 and its accession number is 0000897069-97-000251.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on September 1, 1999 and its accession number is 0000897069-99-000452.

Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is not controlled by any person, nor does Registrant control any person.

Item 26.  Indemnification
          ---------------

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.     Indemnification.
---------      ---------------

               1. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

               2. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

               3. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

               4. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

               5. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

               6. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

               7. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 27.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Incorporated by reference to pages 10 through 12 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 28.  Principal Underwriters
          ----------------------

          Not Applicable.

Item 29.  Location of Accounts and Records
          --------------------------------

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Thomas F. Thurlow, at Registrant's corporate offices, 3212 Jefferson Street, #416, Napa, California 94558.

Item 30.  Management Services
          -------------------

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 31.  Undertakings
          ------------

          Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Napa and State of California on the 15th day of September, 2000.


                                       THE THURLOW FUNDS, INC.
                                             (Registrant)


                                       By: /s/ Thomas F. Thurlow
                                           ------------------------------------
                                           Thomas F. Thurlow, President

          Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

         Name                       Title                         Date
         ----                       -----                         ----

/s/ Thomas F. Thurlow        President(Principal Executive,  September 15, 2000
-----------------------------Financial and Accounting
Thomas F. Thurlow            Officer) and a Director


/s/ Martina Hearn             Director                       September 15, 2000
-----------------------------
Martina Hearn


/s/ Tamara Thurlow Field      Director                       September 15, 2000
-----------------------------
Tamara Thurlow Field


/s/ Christine Owens           Director                       September 15, 2000
-----------------------------
Christine Owens


                              Director                       September __, 2000
-----------------------------
Clint McRee


                                                             September __, 2000
-----------------------------
Natasha L. McRee              Director


/s/ Stephanie E. Rosendahl                                   September 15, 2000
-----------------------------
Stephanie E. Rosendahl        Director

                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.                Exhibit                           Page No.
         -----------                -------                           --------

          (a)       Registrant's Articles of Incorporation*

          (b)       Registrant's Bylaws*

          (c)       None

          (d) Investment Advisory Agreement with Thurlow Capital Management, Inc. relating to The Thurlow Growth Fund

          (e)       None

          (f)       None

          (g)       Custody Agreement with The Fifth Third Bank*

          (h)(i) Accounting Services Agreement with Mutual Shareholder Services, Inc.*

          (h)(ii)   Transfer Agent Agreement with Mutual Shareholder Services,
                    Inc.*

          (i)       Opinion of Foley & Lardner, counsel for Registrant

          (j)       Consent of Baird, Kurtz & Dobson

          (k)       None

          (l)       Subscription Agreement*

          (m)       None

          (n)       None

          (p) Code of Ethics of The Thurlow Funds, Inc. and Thurlow Capital Management, Inc.

------------------
     * Incorporated by reference.